Exhibit 99.2

CharterMac’s Acquisition of ARCap

Investor Presentation

June 15, 2006

Certain statements in this document may constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include those associated with the timing of the completion of the ARCap acquisition, the ability close the acquisition financing on anticipated terms, the integration of ARCap into the Company's business, the ability to achieve anticipated operational synergies and others detailed in CharterMac's most recent Annual Report on Form 10-K and in its other filings with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date of this document. CharterMac expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in CharterMac's expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

Charter Mac Capital Solutions

ARCap

Transaction Overview

CharterMac will acquire 100% ownership of ARCap

ARCap is one of the nation’s premier high-yield CMBS fund managers

Total transaction value of $284.5 million, including ARCap’s fees and expenses

Net transaction consideration - $253.6 million in cash and $5 million in CharterMac restricted common shares

Transaction multiple – 9.3x ARCap’s 2007 Cash Available for Distribution

CharterMac will also issue $31.6 million in CharterMac restricted common shares to all ARCap employees

Transaction to be funded through a $350 million six-year term loan

Acquisition is expected to be in excess of 5% accretive to CharterMac’s Cash Available for Distribution per share in 2007

Expected annual operating cost savings of approximately $2.5 - $3.0 million

Expected closing date in Q306

Transaction Rationale

Expansion of fund management business into new area of real estate finance with significant growth potential

Diversification of CharterMac’s revenue streams

Technology and operating synergies

Acquisition of highly regarded management team

Leverage ARCap’s areas of expertise

Complementary business models that match the needs of property owners and developers with those of real estate investors

Charter Mac
Capital Solutions

ARCap

Charter Mac Capital Solutions
ARCap

ARCap as a Strategic Fit for CharterMac

One of the nation’s leading full-service real
estate finance companies

National investment platform offering all
layers of real estate debt and equity capital

Direct relationships with over 800 real estate
developers and owners nationwide

Industry leading platform with premier
origination and risk management operations
and highly rated special servicer

Manages funds which seek both current
income and capital appreciation through
investments in high-yield real estate

Uniquely equipped to capitalize on growth of
securitization into dominant financing
method for commercial real estate

Comprehensive fund management
platform

Product expansion and
diversification

High quality revenue stream

Strong institutional investor
relationships

Best-in-class technology

Charter Mac

Fund Management 33.3%
Portfolio Investing 46.4%
Other 2.6%
Credit Intermediation 5.4%
Mortgage Banking 12.3%

ARCap

Fund Management 24.8%
CMBS Investing 35.8%
Servicing 39.5%

CMBS Investing 1.9%
Servicing 2.1%
Fund Management 33.5%
Portfolio Investing 43.2%
Other 3.0%
Credit Intermediation 4.8%
Mortgage Banking 11.5%

Charter Mac Capital Solutions
ARCap

A Powerful Combination

(1) Based on 2006 projections

2006E Revenues: $45.6MM (1)

2006E Revenues: $408.9MM (1)

CharterMac Management Team Post-Acquisition

     Average Years

26

                                                                                          Years in

Name                                                Title                                                                                                                                                                 Industry

7

Stephen M. Ross

Chairman

36

Marc D. Schnitzer

Chief Executive Officer and President

23

Leonard W. Cotton

Vice Chairman

34

Alan P. Hirmes

Chief Financial Officer and Chief Operating Officer

28

Donald J. Meyer

Chief Investment Officer

29

Daryl J. Carter

Chief Executive Officer, CharterMac Mortgage Capital

25

Robert L. Levy

Senior Vice President, Capital Markets

18

Andrew J. Weil

Managing Director, CharterMac Capital

14

J. Larry Duggins

Chief Executive Officer, ARCap

23

Investments By Property Type*

Charter Mac Capital Solutions

ARCap

A leading, Dallas-based real estate finance company, with a core focus on high-yield CMBS and high-yield direct real estate lending

Uniquely equipped to capitalize on growth of securitization into dominant financing method for commercial real estate

Specializes in the acquisition, management and servicing of subordinate CMBS for its own account and for institutional funds it manages

Manages funds which seek both current income and capital appreciation through investments in high-yield real estate

Owns and manages $2.8 billion in bonds from 62 different CMBS transactions

Controls lending decisions on 8,100 mortgages totaling $58 billion

Manages five investment funds totaling $1.275 billion in committed equity

2005 revenues of $60.8 million and Funds Available for Distribution of $36.3 million

Approximately 100 employees

ARCap Overview

Retail

35%

Office

25%

Multifamily

17%

Industrial

7%

Hospitality

5%

Other

11%

* As of December 31, 2005; Source: ARCap

Employs proprietary due diligence systems and highly experienced underwriting team to invest in CMBS with the intention of holding the investments to maturity

Utilizes investment philosophy:

BUY loans using diligent underwriting

WATCH underlying loans to identify and solve issues

FIX problem loans efficiently to maximize recovery value

Due Diligence

BaseCase Proprietary Software;

thorough underwriting of all CMBS

Legal

Surveillance

Constant surveillance and

analysis of mortgage loans

Special Servicing

Non-performing asset management

Rated “1”  by Fitch,

“Strong” by S&P

Buy

Watch

Fix

Owns and

Manages

CMBS

ARCap Business Strategy

Integration Benefits

Identified Cost Savings

Additional Cost Savings

Costs

Consolidate Servicing Platform

Staff reductions

Reduced salary per employee

Improved quality

Leasing cost reduction

$2.5 - $3.0 million

Consolidate investor reporting

Aggregate pension fund reporting with ARCap
          fund reporting

Centralize risk management

Refinancing opportunities embedded in ARCap’s
          8,100 loans

Cross selling the CRES investment products to
          ARCap’s pension fund investors

Securitization of ARCap multifamily portfolio
          loans through Fannie Mae and Freddie Mac

Providing contract special servicing and
          workout services to Fannie Mae and Freddie Mac

Development of proprietary CMBS loan
          products

Creation of sale/leaseback and distressed debt funds

Revenues

Identified Revenue Synergies